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                                                              Exhibit 23.01(b)


                              [CROWE CHIZEK LOGO]


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference or our firm under the caption "Experts" and to the use of our report dated March 24, 1998, for CSR, Inc. and Subsidiaries and Predecessor, in Amendment No. 1 to the Registration Statement (Form S-1, File 333-53745) and related Prospectus of Corporate Staffing Resources, Inc.


                               /s/ Crowe, Chizek and Company LLP

Elkhart, Indiana
September 24, 1998